STATEMENT OF ADDITIONAL INFORMATION

                                                                   July 15, 2002

DEUTSCHE INVESTORS FUNDS, INC.

Scudder Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund) - Class S

Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.) (the "Corporation") is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. The legal name of the Fund is Japanese Equity Fund, but the Fund is also known as Scudder Japanese Equity Fund. This Statement of Additional Information ("SAI") provides supplementary information pertaining to Japanese Equity Fund (the "Fund").

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective through a master-feeder investment fund structure, by investing all of its investable assets in a corresponding, diversified open-end management investment company (or series thereof) having the same investment objective as such Fund. Japanese Equity Portfolio is a series of the Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 it was known as Deutsche Portfolios) (the "Portfolio"), that corresponds to the Fund.

The Fund's Class S Prospectus, dated July 15, 2002 (the "Prospectus"), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any Fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund for the fiscal year ended August 31, 2001 (audited) and the Semi-Annual period ended February 28, 2002 (unaudited), are incorporated herein by reference to the Annual and Semi-Annual Reports to shareholders for the Fund and the Portfolio dated August 31, 2001 (audited) and February 28, 2002 (unaudited), respectively. A copy of the Corporation's Semi-Annual and Annual Reports may be obtained without charge by written request at the address, or by calling the telephone number, listed below.

                       SCUDDER DISTRIBUTORS, INC. ("SDI")
                             Two International Place
                              BOSTON, MA 02110-4103
                             TOLL-FREE 1-800-SCUDDER



BDCOMBSAI (01/02)
SCUDDER DISTRIBUTORS, INC., Distributor
--------------------------

                                TABLE OF CONTENTS

                                                                           Page

GENERAL INFORMATION AND HISTORY...............................................1


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS..............................1


INVESTMENT OBJECTIVES AND POLICIES...........................................38


MANAGEMENT OF THE FUND.......................................................40

   Underwriter...............................................................43
   Transfer Agent and Dividend Disbursing Agent..............................44
   Administrator.............................................................44
   Operations Agent..........................................................44
   Administrative Agent......................................................45
   Custodian and Fund Accountant.............................................45
   Independent Accountants...................................................45
   Legal Counsel.............................................................46

PERFORMANCE..................................................................46


PURCHASE AND REDEMPTION OF SHARES............................................53


NET ASSET VALUE..............................................................65


TAX INFORMATION..............................................................66


DIRECTORS AND OFFICERS.......................................................67


SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION......................76


FINANCIAL INFORMATION........................................................78


APPENDIX A..................................................................A-1


APPENDIX B..................................................................B-1

                         GENERAL INFORMATION AND HISTORY

Deutsche Investors Funds, Inc., formerly Flag Investors Funds, Inc. (the "Corporation") is an open-end management investment company. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Corporation currently offers four Funds.

Deutsche Investors Portfolios Trust (renamed from Flag Investors Portfolios Trust effective May 7, 2001 and prior to January 18, 2000 it was known as Deutsche Portfolios) ("Portfolios Trust") is an open-end, management investment company that was organized as a trust under the laws of the State of New York. The Portfolios Trust is currently comprised of two portfolios.

Important information concerning the Corporation and the Fund is included in the Fund's Prospectus, which may be obtained without charge from the Fund's distributor (the "Distributor"). The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its Shares under the Securities Act of 1933, as amended (the "1933 Act").

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of the Portfolio's investment objective. The Portfolio's investment objective and the investment objective of the feeder Fund are identical. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

The objective of the Japanese Equity Portfolio is to seek high capital appreciation.

Investment Policies

The Fund seeks to achieve its investment objectives by investing all of its assets in its corresponding Portfolio, which has the same investment objectives as the Fund. The principal investment strategies of the Portfolio and the Fund, and the risks associated with these strategies, are described in the Fund's prospectus. Additional information is provided below. The Fund may withdraw its investments from its Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of the Fund to do so. The investment characteristics of the Fund will correspond directly to those of the corresponding Portfolio. Any percentage limitation on the Portfolio's ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The Portfolio is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

Securities in which the Portfolio Invests

Since the Fund and its corresponding Portfolio have the same investment objectives, policies and restrictions, discussions about the Fund and its acceptable investments also pertain to its corresponding Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:

o        P = PRINCIPAL investments of the Fund and its corresponding  Portfolio;
         (bolded in chart)

o A = ACCEPTABLE (but not principal) investments of the Fund and its corresponding Portfolio

----------------------------------------------------- ------------------
                                                            Type
                                                         of Security
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Equity Securities                                             P
----------------------------------------------------- ------------------
   Common Stocks                                              P
----------------------------------------------------- ------------------
   Warrants                                                   A
----------------------------------------------------- ------------------
   Preferred Stocks                                           A
----------------------------------------------------- ------------------
   Convertible Securities                                     A
----------------------------------------------------- ------------------
   Participation Certificates                                 A
----------------------------------------------------- ------------------
   Real Estate Investment Trusts ("REITs")                    A
----------------------------------------------------- ------------------
   Initial Public Offerings ("IPOs")                          A
----------------------------------------------------- ------------------
Fixed Income Securities                                       A
----------------------------------------------------- ------------------
   Corporate Debt Securities                                  A
----------------------------------------------------- ------------------
   US Government Securities                                   A
----------------------------------------------------- ------------------
   Treasury Securities                                        A
----------------------------------------------------- ------------------
   Agency Securities                                          A
----------------------------------------------------- ------------------
   Variable Rate Securities                                   A
----------------------------------------------------- ------------------
   Demand Instruments                                         A
----------------------------------------------------- ------------------
   Insurance Contracts                                        A
----------------------------------------------------- ------------------
   Zero Coupon Securities                                     A
----------------------------------------------------- ------------------
   Deferred Interest Bonds                                    A
----------------------------------------------------- ------------------
Short-Term Instruments                                        A
----------------------------------------------------- ------------------
   Commercial Paper                                           A
----------------------------------------------------- ------------------
   Bank Instruments                                           A
----------------------------------------------------- ------------------
   Repurchase Agreements                                      A
----------------------------------------------------- ------------------
   Reverse Repurchase Agreements                              A
----------------------------------------------------- ------------------
Derivative Contracts                                          A
----------------------------------------------------- ------------------
   Options on Securities                                      A
----------------------------------------------------- ------------------
   Options on Securities Indices                              A
----------------------------------------------------- ------------------
   Options on Foreign Securities Indices                      A
----------------------------------------------------- ------------------
   Futures Contracts                                          A
----------------------------------------------------- ------------------
   Futures Contracts on Securities Indices                    A
----------------------------------------------------- ------------------
   Options on Futures Contracts                               A
----------------------------------------------------- ------------------
   Warrants on Futures Contracts                              A
----------------------------------------------------- ------------------
   Swap Agreements                                            A
----------------------------------------------------- ------------------
   Interest Rate Swaps                                        A
----------------------------------------------------- ------------------
   Caps and Floors                                            A
----------------------------------------------------- ------------------
   Total Return Swaps                                         A
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
                                                            Type
                                                         of Security
----------------------------------------------------- ------------------

----------------------------------------------------- ------------------
Mortgage-Backed Securities                                    A
----------------------------------------------------- ------------------
   Collateralized Mortgage Obligations ("CMOs")               A
----------------------------------------------------- ------------------
   Sequential CMOs                                            A
----------------------------------------------------- ------------------
   PACs, TACs and Companion Classes                           A
----------------------------------------------------- ------------------
   IOs and POs                                                A
----------------------------------------------------- ------------------
   Floaters and Inverse Floaters                              A
----------------------------------------------------- ------------------
   Z Classes and Residual Classes                             A
----------------------------------------------------- ------------------
Asset-Backed Securities                                       A
----------------------------------------------------- ------------------
Securities of Non-US Based Issuers                            P
----------------------------------------------------- ------------------
   Foreign Government Debt Securities                         A
----------------------------------------------------- ------------------
   Brady Bonds                                                A
----------------------------------------------------- ------------------
Other Investments
----------------------------------------------------- ------------------
   To Be Announced Securities ("TBA")                         A
----------------------------------------------------- ------------------
   Special Transactions                                       A
----------------------------------------------------- ------------------
   When-Issued and Delayed Delivery Securities                A
----------------------------------------------------- ------------------
   Securities Lending                                         A
----------------------------------------------------- ------------------
   Borrowing                                                  A
----------------------------------------------------- ------------------
   Interests in Other Limited Liability Companies             A
----------------------------------------------------- ------------------
   Listed Securities                                          A
----------------------------------------------------- ------------------
   Unlisted Securities and Notes                              A
----------------------------------------------------- ------------------

Equity Securities

The Portfolio underlying the Fund may invest at least 80% of its assets in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

         Common Stock

         Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

         Warrants

         The Portfolio underlying the Fund may purchase warrants in value of up to 10% of the Portfolio's net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

         While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

         Preferred Stocks

         Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation of fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

         All preferred stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Portfolio's investment advisor or sub-advisor (the "Advisors"). Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

         Convertible Securities

         A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

         The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting their fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

         In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Participation Certificates

         Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; but, they may be less liquid than common stock. The Advisors believe that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

         Real Estate Investment Trusts (REITS)

         REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

         Initial Public Offerings (IPOs)

         The Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Portfolio may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities

The  Portfolio  may invest in a broad range of domestic and foreign fixed income
(debt) securities. The Fund may invest up to 20% of its net assets in fixed income securities (other than bank deposits and money market instruments). The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organization ("NRSRO") or be of comparable quality to securities having such ratings, as determined by the Advisors.

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which the Portfolio holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's fixed income investments. In periods of rising interest rates, the opposite can be true.

         Fixed Income Security Risk

         Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Portfolio to invest the proceeds at the generally lower interest rates).

         Corporate Debt Securities

         The Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

         In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

         US Government Securities (Including US Treasury Securities and Agency Securities)

         The Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or  instrumentality  issuing or  guaranteeing  the
         security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

         Variable Rate Securities

         The Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called "variable rate demand notes."

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be treated as illiquid securities subject to the Portfolio's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

         Demand Instruments

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Portfolio treats these contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

         While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. See the section entitled "State Taxes."

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by "S&P" or Aa or higher by "Moody's" or, if unrated, deemed to be of comparable quality in the opinion of the Advisors; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisors. These instruments may be denominated in US dollars or in foreign currencies. The Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.

Short-term instruments also include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by Germany, the states of Germany, the European Union, OECD Members or quasi-governmental entities of any of the foregoing. See Appendix A for a listing of the countries included in these organizations and the additional markets and exchanges where the Portfolios may invest.

The Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See the section entitled "Zero Coupon Securities and Deferred Interest Bonds."

When in the opinion of the Advisors it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments. However, the Portfolio may only temporarily invest up to 49% of its net assets in bank deposits and money market instruments. Under normal circumstances the Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Portfolio, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs.

         Commercial Paper

         The Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the Portfolio's Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Portfolio's net assets. Since the Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

         Bank Instruments

         The Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by or under the direction of the Portfolio's Board of Trustees.

         There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by a Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the Fund and other investors in the Fund). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Advisors, the Distributor, or in the obligations of the affiliates of any such organization. Assets of a Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio's net assets would be invested in such deposits.

         Repurchase Agreements

         Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio's Custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of a Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

         Reverse Repurchase Agreements

         Reverse repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve
         Bank) in US government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by them at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as "leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Portfolio if, as a result, more than one- third of the market value of the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the Custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio's purchase obligations under their reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Derivative Securities

The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisors may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisors' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisors apply a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio's return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the Portfolio underlying the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marker to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities

         The Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

         The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums they receive for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

         A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

         When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         A put option written by the Portfolio is "covered" when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wish to acquire the securities at the exercise price.

         The Portfolio may terminate its obligation as writers of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a "closing sale transaction" which involves liquidating the Portfolio's position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio's books.

         The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolios
         ("protective puts") or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         All options purchased or sold by the Portfolio will be traded on a securities exchange.

         The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

         There is no limitation on the value of the options that may be purchased or written by the Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Portfolio, may not exceed 20% of the net assets of the Portfolio. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Portfolio, does not exceed 10% of the net assets of the Portfolio. Options on securities may be written (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of a Portfolio, does not exceed 2% of the net assets of the Portfolio.

         When an option transaction is offset by a back- to-back transaction (e.g., where the Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices

         The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

         Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and
         (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         As discussed in "Options on Securities," the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolios, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         As discussed in "Options on Securities," the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisors' ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will purchase or write such an option only if the Advisors believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisors believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisors may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's activities in index options may also be restricted by the requirements of the
         Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Options on Foreign Securities Indices

         The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC Options on foreign stock indices.

         The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

         Futures Contracts and Options on Futures Contracts

         The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading
         Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

         The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

         The successful use of futures contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisors' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that their judgment will be correct.

         Futures Contracts

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

         At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment ("initial margin"). When the Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

         When the Portfolio underlying the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate trends by the Advisors may still not result in a successful transaction.

         In addition, futures contracts entail significant risks. Although the Advisors believe that use of such contracts will benefit the Portfolio, if the Advisors' investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         Futures Contracts on Securities Indices

         The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US Securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

         When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisors believe will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

         For the purpose of hedging the Portfolio's assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described above. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, the Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities Indices)

         The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings.

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

         If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

         The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Portfolio may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold.

         Warrants on Futures Contracts

         The Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Portfolio's positions in options on futures and options on securities indices.

         Liquidity of Options and Futures Contracts

         There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

         Combined Positions

         The Portfolio underlying the Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Position Limits

         Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisors may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         Other Limitations

         The Commodity Exchange Act prohibits US persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. In addition, in order to assure that the Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

         Asset Coverage for Futures Contracts and Options Positions

         The Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Swap Agreements

         The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

         The Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisors believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

         Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisors' ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet their obligation to the counter party. This risk will be mitigated by investing the Portfolio in the specific asset for which it is obligated to pay a return.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

         Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolio may use include:

         Interest Rate Swaps

         Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

         Caps and Floors

         Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

         Total Return Swaps

         Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Mortgage-Backed Securities

The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Portfolio invests in mortgage-backed securities, the Advisors may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

         Collateralized Mortgage Obligations (CMOs)

         CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class.

         Sequential CMOs

         In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

         PACs, TACs and Companion Classes

         More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

         IOs and POs

         CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

         Floaters and Inverse Floaters

         Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

         Z Classes and Residual Classes

         CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

Asset-Backed Securities

Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed  Securities  and  Asset-Backed  Securities  -- Types  of  Credit
Support

Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Securities of Non-US Based Issuers

The Portfolio may invest in securities of non-US based issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Portfolio considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country; or

o        the principal  trading market for its securities is in another country;
         or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

The Portfolio will invest primarily in securities which are:

o listed on a stock exchange in countries that are members of the European Union (EU), or the Convention on the European Economic Area
         (CEEA), or included in another recognized, public, and regularly operating, regulated market in these countries,

o admitted to official listing in countries that are members of the EU, the CEEA, or the Organisation for Economic Cooperation and Development
         (OECD), or

o under application for admission (within 12 months of their issue) to official listing on one of these markets.

See Appendix A for a listing of the countries included in each of the above organizations and the additional markets and exchanges where the Portfolios may invest.

         Foreign Government Debt Securities

         The Portfolio may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

         Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Portfolios (with the exception of Top 50 US) intend to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         Brady Bonds

         The Portfolio may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollar) and are actively traded in the over-the-counter secondary market.

         US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

         The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon US Treasury securities which have the same maturity as the Brady Bonds. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

         Region and Country Investing

         The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio's investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Portfolio's investments denominated in foreign currencies, the Advisors may choose to utilize a variety of currency management (hedging) strategies. The Advisors seek to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisors will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

         Currency Exchange Transactions

         Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         Currency Hedging

         The Portfolio's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

         Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities they hold, the Portfolio may purchase foreign currency put options. If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of their securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level they anticipate.

         Forward Currency Exchange Contracts

         A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to their obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisors' long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisors believe that it is important to have the flexibility to enter into currency hedging transactions when they determine that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if they had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

         Options on Foreign Currencies

         The Portfolio may write covered put and call options and purchase put call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio's position, they may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

         The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates they could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect closing purchase transactions with respect to covered options they have written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options they have purchased, they would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

         The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies or principally traded in foreign currencies. The Portfolio may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors desire to protect the value of the Portfolio. The Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

         The Portfolio may enter into forward contracts to hedge against changes in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency.

Additional Limitations and Risk Factors

         Asset Coverage

         The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

         In order to secure its obligations in connection with derivatives contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio's obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

         The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisors' ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

         Except as set forth above under "Futures Contracts" and "Options on Futures Contracts", there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See the section entitled "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

         Initial Public Offerings (IPOs)

         IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

         Foreign Securities

         The Portfolio invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

         The value of the Portfolio's investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Since the Portfolio's investments in foreign securities involve foreign currencies, the value of the Portfolio's assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

         Currency

         The Advisors attempt to manage currency risk by limiting the amount the Portfolio invests in securities denominated in a particular currency. However, diversification will not protect the Portfolio against a general increase in the value of the US dollar relative to other currencies.

         Liquidity

         OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         Leverage

         Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio's risk of loss and potential for gain. Leverage risk may exist when a Portfolio purchases securities while it also has borrowed money.

         Interest Rates

         Interest rate risks apply to the Portfolio only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

         Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         Credit

         Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. Credit risk is only a risk for the Portfolio if it invests in fixed income securities or chooses to lend securities.

         Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisors' credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk.
         Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

         Credit risk includes the possibility that a party to a transaction involving a Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement their investment strategies.

         Prepayments

         Investments in mortgage-backed and asset-backed securities share many of the same risks of prepayment.

         Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Portfolio's holdings in mortgage-backed securities. For example, when interest rates decline, the value of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Portfolio would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.

         Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

         Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a US Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

         Complex CMOs

         CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.

         Risks Associated with Futures, Options and Warrants

         The successful use of futures, options and warrants depends on the ability of the Advisors to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Portfolio's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio's securities. As noted, the Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Portfolio in entering into such transactions. The ability of the Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

         As noted above, the Portfolio intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolio.

         Correlation of Price Changes

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Shareholder Liability Risks

         The Portfolios Trust's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

         Risk Management

         The Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisors wish to extend maturities of fixed income securities in a portfolio in order to take advantage of an anticipated decline in interest rates, but do not wish to purchase the underlying long term securities, they might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income securities or purchase equities, they could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices

         To Be Announced Securities (TBAs) -- Purchase Commitments

         As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

         When-Issued and Delayed Delivery Securities

         The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

         At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Lending of Portfolio Securities -- Securities Lending

         The Portfolio may lend portfolio securities to borrowers that the Advisors deem creditworthy. In return, the Portfolio receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Portfolio the equivalent of any dividends or interest received on the loaned securities.

         The Portfolio will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Portfolio may pay all or a portion of the interest earned on the cash collateral to the borrower.

         Loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan accrues to a Portfolio and its investors.

         Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.

         The following conditions will be met whenever portfolio securities of the Portfolio are loaned: (1) the Portfolio must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as payments in respect of any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian and finder's fees in connection with the loan; and
         (6) while voting rights on the loaned securities may pass to the borrower, the Portfolio must terminate the loan and regain the right to vote the securities if a material event occurs conferring voting rights and adversely affecting the investment. In addition, a Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Corporation or the Portfolios Trust, the Advisors or the Distributor, unless otherwise permitted by applicable law. The Portfolio may lend its portfolio securities up to one-third of the value of its total assets.

         The Portfolio may lend its securities on a demand basis provided the market value of the assets transferred in securities loans together with the market value of the securities already transferred as a securities loan for the Portfolio's account to the same borrower does not exceed 10% of total net assets of the Portfolio.

         Borrowing

         The Portfolio may borrow money, in amounts not to exceed one-third of the Portfolio's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

         Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Portfolio's NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

         Interests in Other Limited Liability Companies

         Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

         Investment Ratings

         The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSRO or be of comparable quality to securities having such ratings, as determined by the Advisors. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisors' credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

         Listed Securities

         The Portfolio will invest primarily in listed securities ("Listed Securities"). Listed Securities are defined as securities meeting at least one of the following requirements: (a) they are listed on a stock exchange in a Member State or in another state which is a party to the CEEA, or are included on another regulated market in a Member State or in another state party to the CEEA whose market is recognized, open to the public and operates regularly; (b) they are admitted to the official listing on one of the stock exchanges listed in Appendix A or included on one of the regulated markets listed in Appendix A; or (c) application is to be made for admission to official listing on one of the aforementioned stock exchanges or inclusion in one of the aforementioned regulated markets and such admission or inclusion is to take place within 12 months of their issue.

         Unlisted Securities and Notes

         Up to a total of 10% of the net assets of the Portfolio may be invested in:

         a. securities that are consistent with the Portfolio's investment objective and policies, which are not admitted to official listing on one of the stock exchanges or included on one of the regulated markets, described above;

         b. interests in loans which are portions of an overall loan granted by a third party and for which a note has been issued (Notes), provided these Notes can be assigned at least twice after purchase by the Portfolio, and the Note was issued by:

                  o the Federal Republic of Germany (Germany), a special purpose fund of Germany, a state of Germany, the European Union or a member state of the Organization for Economic Cooperation and Development (an OECD Member),

                  o another German domestic authority, or a regional government or local authority of another Member State or another state party to the CEEA for which a zero weighting was notified according to Article 7 of the Council Directive 89/647/EEC of 18 December 1989 on a solvency ratio for credit institutions (Official Journal EC No. L386, p. 14),

                  o other corporate bodies or institutions organized under public law and registered domestically in Germany or in another Member State or another state party to the CEEA,

                  o other debtors, if guaranteed as to the payment of interest and repayment of principal by one of the aforementioned bodies, or

                  o companies which have issued securities which are admitted to official listing on a German or other foreign stock exchange.

                  Investments  in Notes are subject to the  Portfolio's  overall
                  limitation  on  fixed  income   securities  (other  than  bank
                  deposits and money market instruments) of 20% of net assets.

         The current Member States, the states party to the CEEA and OECD Members are listed in Appendix A.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to the Fund also include its corresponding Portfolio unless the context requires otherwise. Similarly, references to the Portfolio also include its corresponding Fund unless the context requires otherwise.

The Fund's investment objectives and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities," which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective. Whenever the Fund is requested to vote on a change in the fundamental investment policies of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

The Portfolio is classified as "non-diversified" under the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the portion of its assets which may be invested in a relatively small number of companies (although certain diversification requirements are in effect imposed by the Code). The possible assumption of large positions in the securities of a small number of companies may cause the performance of the Fund to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the companies.

Under normal circumstances, the Fund, through the Portfolio, seeks its objective by investing at least 80% of its assets, at the time the security is purchased, in equity securities (primarily common and preferred stocks) of companies located or having a business focus (a majority of its profits or sales made) in Japan.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio's total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of the Fund's assets in its corresponding Portfolio, the Fund and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions,
         (ii) in connection with the redemption of interests in the Portfolio or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets,
         (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

1. Up to 5% of the total assets of the Portfolio underlying the Fund may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

2. Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid;

3. Invest more than 10% of its net assets in unlisted securities and Notes;

4. Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

5. Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

6. Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisors or by another investment advisor affiliated with the Advisors through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. The Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees would be paid by the Portfolio with respect to its assets which are invested in investment companies managed by the Advisors or their affiliates.

                             MANAGEMENT OF THE FUND

The Fund has not retained the services of an investment manager or advisor since it seeks to achieve its investment objectives by investing all of its investable assets in its corresponding Portfolio.

On March 27, 2001, the Board of Trustees of Portfolios Trust approved replacing Deutsche Fund Management, Inc. ("DFM") with Investment Company Capital Corp. ("ICCC") as the investment advisor for the Portfolio. Shareholders of the Portfolio had previously provided approval for this change. Effective May 7, 2001, ICCC is the advisor (manager) to the Portfolio.

ICCC is a Maryland corporation and registered investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance. ICCC provides the same services that DFM provided to each Portfolio and is entitled to receive the same rate of compensation that DFM received.

For its services, ICCC is entitled to receive an annual fee from the Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the Portfolio. For the fiscal years ended August 31, 2001, 2000 and 1999, the Portfolio paid ICCC advisory fees of $97,335, $192,297 and $54,632, respectively.

ICCC, in its capacity as Advisor and Administrator, has contractually agreed through December 31, 2003 to reduce its annual fee, if necessary, or to make payments to the Fund to the extent that its annual expenses do not exceed 1.60% of the Class A Shares' average daily net assets, 2.35% of the Class B Shares' average daily net assets, 2.35% of the Class C Shares' average daily net assets and 1.35% of the Class S Shares' average daily net assets.

Subject to the overall supervision of the Portfolios Trust's Trustees, ICCC is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of each Portfolio's investments and provides certain supervisory services. Under its investment management agreement with the Portfolios Trust (the Management Agreement), ICCC is permitted, subject to the approval of the Board of Trustees of the Portfolios Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. ICCC has delegated this responsibility to the Portfolio's Sub-Advisor. ICCC retains overall responsibility, however, for supervision of the investment management program for the Portfolio.

Investment Sub-Advisor

On behalf of the Portfolios Trust, ICCC has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with DWS International Portfolio Management GmbH ("DWS International") for the Portfolio. DWS is a registered investment advisor. It is the Sub-Advisor's responsibility, under the overall supervision of ICCC, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions. For these services, the Sub-Advisor receives from ICCC and not the Portfolio, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from ICCC. For the fiscal years ended August 31, 2001, 2000 and 1999, the Portfolio paid DWS Sub-Advisory fees of $12,024, $21,369 and $7,713, respectively.

The Sub-Advisor shall not be liable to the Corporation, Portfolios Trust or the Fund shareholders for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

DWS International, the sub-advisor to the Portfolio, is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH ("DeAM Europe"). DWS Investment GmbH ("DWS Investment") is also a direct wholly owned subsidiary of DeAM Europe. The portfolio managers for the Portfolios are also portfolio managers for DWS Investment. DeAM Europe and its subsidiaries are known in the financial market as "DWS Group", an Investment Group of Deutsche Bank.

Other DWS Group entities include subsidiaries based in Luxembourg, Austria, Switzerland, France, Poland and Italy. DWS Group employs approximately 698 professionals and is one of the largest mutual fund operators in Europe based on assets under management. DWS Group serves as manager and/or investment advisor to more than 200 mutual funds.

DWS Group was founded in 1956. It is one of the largest fund managers in Europe and the largest mutual fund company in Germany, holding a 23.5% share of the German mutual fund market based on assets under management as of October 31, 2001. DWS Group manages more than $76 billion in assets for more than 3 million investors from around the world (as of October 31, 2001). DWS Group's current senior management team has been in place since 1984 and consists of veteran investment professionals who have managed mutual funds through both bear and bull markets.

DWS Group manages mutual funds that invest in virtually all types of securities, including equities, bonds, money markets and industry sectors. DWS Group has earned a reputation in Europe as an "innovative" mutual fund company because of its introduction of mutual funds that invest in nontraditional sectors (e.g., VentureCap Basket 25+ or New Energies Basket 25+) or seek tax-optimization, among other things. DWS Group is the first mutual fund company in either Europe or the United States to list actively managed funds -- often referred to as "exchange traded funds" -- on a stock exchange.

DWS Group is part of an extensive global network of investment management-related businesses comprising Deutsche Bank's asset management and mutual funds organization. DWS Group makes use of Deutsche Bank's global investment network and global resources, including a dedicated team of sector and regional investment managers, specialists and analysts. Many of these investment managers bring to their jobs a unique blend of traditional investment management experience combined with practical, on-the-job industry experience in the industries in which they invest.

Code of Ethics

The Board of Directors of the Corporation and ICCC have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Corporation's and ICCC's Codes of Ethics permit access persons, as this term is defined in the Code of Ethics, to trade securities that may be purchased or held by a Portfolio for its own accounts, subject to compliance with preclearance procedures. In addition, the Corporation's and ICCC's Codes provide for trading "blackout periods" that prohibit trading by personnel within periods of trading by a Portfolio in the same security. The Corporation's and ICCC's Codes prohibit short term trading profits and personal investment in initial public offerings, and requires prior approval with respect to purchases of securities in private placements. The Codes are on file with and available from the SEC.

DWS International has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. DWS International's Code permits access persons to trade securities that may be purchased or held by the Portfolio but prohibits front-running, frequent buying and selling, and purchase of restricted list securities without prior approval. DWS International's Code also requires prior approval for personal investments in initial public offerings and prohibits investments in private placements.

Brokerage Transactions

The Sub-Advisor trades securities for the Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in the Portfolio's investments may be without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio manager may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable result for the Portfolio. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Sub-Advisor on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of the Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or brokerage services to the Sub-Advisor or the Portfolio or who have sold or are selling Shares of the Fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisors' receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the Sub-Advisor's other clients. Investment decisions for the Portfolio and for the Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisors, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants and subject to applicable regulatory requirements. As one of the principal brokers for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio.

The Sub-Advisor may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

On August 31, 2001, the Portfolio owned $221,239 of the securities of Nomura Securities Co., Ltd., a regular broker/dealer.

For the fiscal year ended August 31, 2001, the Portfolio paid $479 in brokerage commissions to Deutsche Bank London, an affiliated broker, which represents 0.01% of the aggregate brokerage commissions paid and 16.96% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolio paid $0 in brokerage commissions to Deutsche Bank Frankfurt, an affiliated broker, which represents 0.00% of the aggregate brokerage commissions paid and 10.08% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolio paid $2,479 in brokerage commissions to Deutsche Bank -- New York, an affiliated broker, which represents 0.03% of the aggregate brokerage commissions paid and 63.13% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolio paid $402 in brokerage commissions to Deutsche Bank Securities Limited -- Tokyo, Japan, an affiliated broker, which represents 0.00% of the aggregate brokerage commissions paid and 8.70% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, the Portfolio paid $52 in brokerage commissions to DB Clearing Services, an affiliated broker, which represents 0.001% of the aggregate brokerage commissions paid and 1.13% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 2001, 2000 and 1999, the Fund paid brokerage commissions of $59,964, $148,716 and $55,077, respectively.

Underwriter

The Corporation, on behalf of Class S Shares of the Fund, has an underwriting agreement with Scudder Distributors, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation's underwriting agreement dated July 15, 2002 will remain in effect until July 15, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund. The underwriting agreement of the Fund was last approved by the Directors on June 25, 2002.

Note: Although the Class S Shares do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Transfer Agent and Dividend Disbursing Agent

ICCC maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the Portfolio pays ICCC an $18,000 base fee per class per Fund; up to $10.00 for open accounts per account per year; and $1.80 for closed accounts per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended August 31, 2001, ICCC's fee was $56,095 for the Fund. Prior to April 7, 2000, Federated Shareholder Services Company served as transfer agent and dividend disbursing agent for the Portfolios and operated under a similar fee structure. Pursuant to a services agreement with ICCC effective July 15, 2002, Scudder Service Corporation, an affiliate of the Advisor, will perform certain transactions and shareholder servicing functions.

Administrator

ICCC also provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. In this capacity, ICCC, among other things, (i) prepares, files and maintains each Fund's governing documents, registration statements and regulatory documents;
(ii) prepares and coordinates the printing of publicly  disseminated  documents;
(iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Fund's expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials. ICCC provides these services at the following annual rate of the average aggregate daily net assets of the Fund as specified below:

Maximum Administrative Fee*                        Average Aggregate Daily Net Assets of each Fund
--------------------------                         -----------------------------------------------

0.065 of 1%                                        on the first $200 million
0.0525 of 1%                                       on assets in excess of $200 million

* The Administrator receives a minimum annual fee of $75,000.

For the fiscal years ended August 31, 2001, 2000 and 1999, the Fund paid administrative fees of $75,192, $74,857 and $2,699, respectively.

Operations Agent

ICCC serves as operations agent to the Portfolio. The Operations Agent of the Portfolio, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations;
(iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolios Trust; (v) coordinates the activities of all service providers;
(vi) conducts compliance training for the Advisor; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims. ICCC provides these services at the annual rate of 0.035% of the average daily net assets of the Portfolio. For the fiscal years ended August 31, 2001, 2000 and 1999, the Portfolio paid operations agent fees of $60,000, $59,883 and $121,732, respectively.

The operations agency fee received for the Portfolio, during any fiscal year, shall be at least $60,000. The operations agency fee received for the Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, shall be at least $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, in each case payable to the Operations Agent and the Administrator.

Administrative Agent

ICCC serves as sub-administrative agent to the Portfolio.* The Administrative Agent, (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolios Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register. ICCC provides these services at the following annual rate of the average aggregate daily net assets of the Portfolio as specified below:

*        As of September 1, 2000.  Previously,  IBT Fund Services  (Canada) Inc.
         ("IBT") and Federated Services Company served as sub-administrators.

Maximum Administrative Agent Fee*                 Average Aggregate Daily Net Assets of each Portfolio
--------------------------------                  ----------------------------------------------------

0.025 of 1%                                       on the first $200 million
0.02 of 1%                                        on the next $800 million
0.01 of 1%                                        on assets in excess of $1 billion

* The administrative agency fee received for the Portfolio shall be at least $50,000.

For the fiscal years ended August 31, 2001, 2000 and 1999, the Portfolio paid administrative agent fees of $50,000, $49,583 and $44,583, respectively.

Custodian and Fund Accountant

Investors Bank & Trust Company ("IBT Co.") is custodian for the securities and cash of the Fund's and the Portfolio's assets. Foreign instruments purchased by the Portfolio are held by various sub-custodial arrangements employed by IBT Co. IBT provides fund accounting services to the Fund and the Portfolio including:
(i)  calculation  of the daily net asset  value for the Fund and the  Portfolio;
(ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and
(iii) monitoring the Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of the Portfolio as specified below:

Maximum Custody and Accounting Fee*               Average Aggregate Daily Net Assets of each Portfolio
----------------------------------                ----------------------------------------------------

0.020 of 1%                                       on the first $200 million
0.015 of 1%                                       on the next $800 million
0.010 of 1%                                       on assets in excess of $1 billion

* The custodian fee received for the Portfolio shall be at least $40,000.

For the fiscal year ended August 31, 2001, IBT Co. and IBT were paid $76,891 by the Portfolio as compensation for providing custody and accounting services.

Independent Accountants

PricewaterhouseCoopers LLP is the independent accountant for the Corporation and Portfolios Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Fund or Portfolio, as the case may be.

Because Class S Shares have been offered for less than a full calendar year, there is no financial data for these shares.

Legal Counsel

Morgan, Lewis & Bockius LLP serves as counsel to the Corporation and the Portfolios Trust.

                                   PERFORMANCE

The Fund may advertise Share performance by using the SEC's standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Performance figures for Class S Shares of Japanese Equity Fund prior to their commencement of sales are based upon the historical performance of Class A. Although Class A Shares are not affected in this SAI, they are invested in the same fund. Class S Shares' annual returns differ only to the extent that the classes have different fees and expenses.

                   Average Annual Total Returns (Before Taxes)

The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1 + T)^n = ERV
Where:

        P             =      hypothetical initial payment of $1,000;
        T             =      average annual total return;
        n             =      period covered by the computation, expressed in
                             years;
        ERV           =      ending  redeemable  value of a hypothetical  $1,000
                             payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

        Average Annual Total Returns for the Period Ended August 31, 2001

                                                         1 Year        Inception
                                                         ------        ---------

    Japanese Equity Fund -- Class A                      -41.21         4.56

           Average Annual Total Returns (After Taxes on Distributions)

The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                                P (1 + T)n = ATVD
Where:

        P         =      hypothetical initial payment of $1,000;
        T         =      average annual total return (after taxes on
                         distributions);
        n         =      period covered by the computation, expressed in years;
        ATVD      =      ending value of a hypothetical $1,000 payment made at
                         the  beginning  of the 1-, 5- or  10-year  (or other)
                         periods  at  the  end of the  applicable  period  (or
                         fractional    portion),    after    taxes   on   fund
                         distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

                          Average Annual Total Returns
       (After Taxes on Distributions) for the Period Ended August 31, 2001

                                                   1 Year          Inception
                                                   ------          ---------

Japanese Equity Fund -- Class A                     -46.40            -0.19

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

                               P (1 + T)n = ATVDR
Where:

        P          =      hypothetical initial payment of $1,000;
        T          =      average annual total return (after taxes on
                          distributions and redemption);
        n          =      period covered by the computation, expressed in years;
        ATVDR      =      ending value of a hypothetical $1,000 payment made at
                          the  beginning  of the 1-, 5- or  10-year  (or other)
                          periods  at  the  end of the  applicable  period  (or
                          fractional    portion),    after    taxes   on   fund
                          distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under "Average Annual Total Returns (After Taxes on Distributions)".

The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges ,the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)
                      for the Period Ended August 31, 2001

                                               1 Year          Inception
                                               ------          ---------

Japanese Equity Fund -- Class A                -22.57             3.26

                     Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                      Aggregate Total Return = [(ERV) - 1]
                                                -----
                                                  P
Where:

        P             =      hypothetical initial payment of $1,000;
        ERV           =      ending redeemable value of a hypothetical  $1,000
                             payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of the Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Performance Comparisons

From time to time, the Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Fund may be obtained by calling 1-800-730-1313.

Advertising and sales literature may include:

o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

General

The performance of each of the classes of Fund Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising a Fund's Shares, including appropriate market indices or data from Lipper, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

Information and Comparisons Relating to the Funds, Secondary Market Trading, Net Asset Size, Performance and Tax Treatment

Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of the Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages. Information may be provided to investors regarding capital gain distributions by the Fund, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, securities lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of the Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in the Fund's performance reporting. The performance of the Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock
Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to the Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. For example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term US Treasury bills, long-term US Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include the Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and the MSCI Japan Index.

Each index is an unmanaged index of common security prices, converted into US dollars where appropriate. Any index selected by the Fund for information purposes may not compute total return in the same manner as the Fund and may exclude, for example, dividends paid, as well as brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by the Fund on the total return for various composites of different funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of Shares of the Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.

Economic and Market Information

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio may be sold whenever the Advisors believe it is appropriate to do so in light of the investment objective of the Fund and the Portfolio, without regard to the length of time a particular security may have been held. The estimated annual portfolio turnover rate for the Portfolio is generally not expected to exceed 150%. The portfolio turnover rate for the fiscal years ended August 31, 2000 and 2001 were 120% and 119%, respectively.

A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

                        PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening An Account

In addition, Class S shares of the Funds will generally not be available to new investors.

The following investors may continue to purchase Class S shares of Scudder Funds after December 29, 2000:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. After June 30, 2001, only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S shares of any Scudder Fund.

3.       Any retirement, employee stock, bonus, pension or profit sharing plans.

4. Any participant who owns Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the portfolios of Value Equity Trust.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. After June 30, 2001, broker-dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001.

10. Scudder Distributors, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 through Scudder Distributors, Inc. by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing must call 1-800-225-5163 to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02110, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. The minimum initial purchase amount is less than $2,500 for Class S under certain special plan accounts.

Minimum Balances


Shareholders should maintain a share balance worth at least $2,500. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000. The Fund's Board of Directors may change these amounts. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50 is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500.


Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments


Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc., by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the Funds' prospectus. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Funds or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Funds or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Funds.

Additional Information About Making Subsequent Investments by QuickBuy


Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone (minimum $50 and maximum $250,000). To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange"), normally 4 p.m. Eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.


The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.


Investors interested in making subsequent investments should call 1-800-SCUDDER for further information.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.


If shares of the Funds are purchased by a check which proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the applicable Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.


Wire Transfer of Federal Funds

To purchase shares of a Fund and obtain the same day's dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to 12:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund's shareholder servicing agent, Scudder Service Corporation of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after 12:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Fund pays a fee for receipt by State Street Bank and Trust Company of "wired funds," but the right to charge investors for this service is reserved.


Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.


Share Price


Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Shareholder Servicing Agent") in Kansas City by the close of regular trading on the Exchange.

There is no sales charge in connection with the purchase of Class S shares of the Fund.


Share Certificates


Due to the desire of the Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Fund's Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.


Other Information


The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at a class' net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also a Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations a certification of exempt status), will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Exchanges

Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new Fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $50 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.


Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Fund and the Shareholder Servicing Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.


There is no charge to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding.


Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine. The Fund and the Shareholder Servicing Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.


Before making an exchange, shareholders should obtain from the Scudder Distributors, Inc. a prospectus of the Scudder Fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-225-5163.

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone


Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Shareholder Servicing Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS wishing to establish the telephone redemption privilege must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder pension and profit-sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request), or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.

If a request for a redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.


The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.


Redemption requests by telephone (technically a repurchase agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By QuickSell

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the QuickSell program may sell shares of the Fund by telephone (minimum $50 and maximum $250,000). Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4 p.m. Eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing the following business day. QuickSell transactions are not available for IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine and to discourage fraud. To the extent that the Fund does not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.


Redemption by Mail or Fax

Any  existing  share  certificates   representing  shares  being  redeemed  must
accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.


In order to ensure proper authorization before redeeming shares, the Shareholder Servicing Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding shares registered in other than individual names contact the Shareholder Servicing Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Shareholder Servicing Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt by the Shareholder Servicing Agent of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.


The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-225-5163.

Redemption-in-Kind


The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.


Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. None of the Funds impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund or portfolio, and
including  exchanges  and  redemptions  by  Checkwriting,   may  result  in  tax
consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding.

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during which the SEC by order permits suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for their shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The "Tax Identification Number" section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g. from exempt investors a certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.


Dividends and Capital Gains Distribution Options


The Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned undeliverable.

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional Shares of the Fund. A change of instructions for the method of payment may be given to the Shareholder Servicing Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-225-5163 or by sending written instructions to the Shareholder Servicing Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Shareholder Servicing Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional class shares of the Fund.


Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders


The Fund issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights. The Fund presently intends to distribute to shareholders informal quarterly reports during the intervening quarters, containing a statement of the investments of the Fund.


Transaction Summaries

Annual summaries of all transactions in a Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.


Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Distributors, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-SCUDDER. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.


None  of  the  plans   assures  a  profit  or  guarantees   protection   against
depreciation, especially in declining markets.

Investment Plan Options

Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals


Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Code as to form.


Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals


Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.


Scudder IRA: Individual Retirement Account


Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.


A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions to an IRA of up to the maximum contribution amount described below for each year prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

An eligible individual may contribute up to the maximum contribution amount of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to the maximum contribution amount per individual for married couples, even if only one spouse has earned income). The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008. After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005.

Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

---------------------------- ------------------------- -------------------------- -------------------------

         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------

            25                       $253,680                  $973,704                 $4,091,908
            35                        139,522                   361,887                    999,914
            45                         69,439                   126,005                    235,620
            55                         26,414                    35,062                     46,699

This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                          Age 65 Assuming $1,380 Annual
                  Contributions (post tax, $2,000 pretax) and a
                       30% Tax Bracket (for 2002 and 2003)

---------------------------- ------------------------- -------------------------- -------------------------

         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------

            25                       $119,318                   $287,021                  $741,431
            35                         73,094                    136,868                   267,697
            45                         40,166                     59,821                    90,764
            55                         16,709                     20,286                    24,681

Scudder Roth IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code. A single individual earning below $95,000 can contribute up to the maximum contribution amount per year to a Roth IRA. The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008.

After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005. Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can each contribute the full maximum contribution amount each year (for example, in 2001 each spouse could contribute $2,000 to his or her IRA, for aggregate IRA contributions of $4,000). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed the maximum contribution amount. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who completed the rollover in 1998 were allowed to spread the tax payments over a four-year period. Since 1998, all taxes on such a rollover have had to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

Shares of a Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan


Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Fund's Shareholder Servicing agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of the Fund under the Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.


An  Automatic   Withdrawal   Plan  request  form  can  be  obtained  by  calling
1-800-225-5163.

Group or Salary Deduction Plan


An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Distributors, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Fund and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

The Fund reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.


Automatic Investment Plan

Shareholders may arrange to make periodic investments shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.


The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.


                                 NET ASSET VALUE


The Fund computes its net asset value once daily on Monday through Friday as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when US trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

The Fund's net asset value per share fluctuates. The net asset value for shares of each class is determined by adding the interest of such class of shares in the market value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets), subtracting the interest of such class of shares in the liabilities of such Fund and those attributable to such class of shares, and dividing the remainder by the total number of such class of shares outstanding. The net asset value for each class of shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled. Values of assets in the Portfolio are determined on the basis of their market value or where market quotations are not determinable or may be unreliable, at fair value as determined by the Trustees of the Portfolios Trust.


Market values of portfolio securities are determined as follows:


The fixed income portion of the Portfolio and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolios Trust. All portfolio securities with a remaining maturity of less than 60 days generally are valued by the amortized cost method.


The value of investments listed on a US securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 pm (US Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Advisors to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Advisors determine the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on US national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 pm (US Eastern time). Stock index futures and related options, which are traded on US futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 pm (US Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolios Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees, although the actual calculation may be done by others.

                                 TAX INFORMATION

Federal Taxes

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal, and possibly state and local, corporate income tax on its net income, and distributions to shareholders will be taxed as ordinary dividend income to the extent of each Fund's earnings and profits.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other Funds will be separate from those realized by any one Fund. The Fund is entitled to a loss carry-forward, which may reduce the taxable gain that Fund would realize, and to which the shareholder would otherwise be subject, in the future.

To avoid federal excise taxes, the Code requires that a Fund distribute to shareholders by December 31 of each year at least 98% of its taxable ordinary income earned during the calendar year and at least 98% of its capital gain net income earned during the 12 month period ending October 31; plus 100% of any undistributed amounts from the prior year. The Funds intend to make sufficient distributions to avoid these excise taxes, but can give no assurances that all taxes will be eliminated.

The Fund intends to distribute at least annually to its shareholders substantially all of its net investment income and realized net capital gains. The Portfolio intends to elect to be treated as a partnership for US federal income tax purposes. As such, the Portfolio generally should not be subject to US taxes.

In certain cases, the Fund will be required to withhold, at the applicable withholding rates, and remit to the United States Treasury the withheld amount of distributions payable to any shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) fails to provide a certified statement that such shareholder is a US person (including a US resident alien).

Foreign Investments

If the Portfolio purchases foreign securities, the investment income of the Portfolio may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Portfolio's assets to be invested within various countries is uncertain. However, the Portfolio intends to operate so as to qualify for treaty-reduced tax rates where available.

If the Portfolio invests in futures contracts, options and certain other investments (such as the stock of certain foreign corporations which are Passive Foreign Investment Companies (PFICs)), the Portfolio may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore effect the amount, timing and character of distributions to shareholders.

If more than 50% of the value of the Portfolio's assets at the end of the tax year is represented by stock or securities of foreign corporations, its corresponding Fund intends to qualify for certain Code stipulations that would allow the Fund to elect to pass-through the pro-rata share of foreign taxes paid by the Fund to the shareholders, who may be able to claim a foreign tax credit or deduction on their US income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

State Taxes

The Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders for state and local tax purposes might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors regarding state or local taxes affecting their investment in the Fund.

Tax Treatment of Reinvestments

Generally, a reinvestment of the proceeds of a redemption of shares in the Fund will not alter the federal income tax status of any capital gain realized on the redemption of the shares. However, any loss on the disposition of the shares in the Fund will be disallowed to the extent shares of the same Fund are purchased within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares. Further, if the proceeds are reinvested within 90 days after the redeemed shares were acquired, the sales charge imposed on the original acquisition, to the extent of the reduction in the sales charge on the reinvestment, will not be taken into account in determining gain or loss on the disposition of the original shares, but will be treated instead as incurred in connection with the acquisition of the replacement shares.

                             DIRECTORS AND OFFICERS

The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub- Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director"). Information for each Non-

Independent Director (an "Interested Director") follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

Information Concerning Directors and Officers

Independent Directors

                                                                                                  Number of
                                                                                                 Funds in the
Name, Birth Date and                           Business Experience and                      Fund Complex Overseen
Position with the Fund                  Directorships During the Past 5 Years                    by Director^1
----------------------                  -------------------------------------                    -----------

Richard R. Burt              Chairman, IEP Advisors, Inc. (July 1998 to present);                     25
2/3/47                       Chairman of the Board, Weirton Steel Corporation2 (April
Director since 1998          1996 to present); Member of the Board, Hollinger
                             International, Inc.2 (publishing) (1995 to present), HCL
                             Technologies Limited (information technology) (April 1999
                             to present); UBS Mutual Funds (formerly known as Brinson
                             and Mitchell Hutchins families of funds) (registered
                             investment companies) (1995 to present); and Member,
                             Textron Inc. 2 International Advisory Council (July 1996 to
                             present). Formerly, Partner, McKinsey & Company
                             (consulting) (1991-1994) and U.S. Chief Negotiator in
                             Strategic Arms Reduction Talks (START) with former Soviet
                             Union and U.S. Ambassador to the Federal Republic of
                             Germany (1985-1991); Member of the Board, Homestake Mining2
                             (mining and exploration) (1998-February 2001) Archer
                             Daniels Midland Company2 (agribusiness operations) (October
                             1996-June 2001) and Anchor Gaming (gaming software and
                             equipment) (March 1999-December 2001).

Joseph R. Hardiman           Private Equity Investor (1997 to present); Director,                     23
5/27/37                      Soundview Technology Group Inc. (investment banking) (July
Director since 2000          1998 to present), Corvis Corporation2, (optical networks)
                             (July 2000 to present), The Nevis Fund (registered
                             investment company) (July 1999 to present), Brown
                             Investment Advisory & Trust Company (investment advisor)
                             (February 2001 to present) and ISI Family of Funds
                             (registered investment companies) (March 1998 to present).
                             Formerly, Director, Circon Corp. 2 (medical instruments)
                             (November 1998-January 1999); President and Chief Executive
                             Officer, The National Association of Securities Dealers,
                             Inc. and The NASDAQ Stock Market, Inc., (1987-1997); Chief
                             Operating Officer of Alex. Brown & Sons Incorporated (now
                             Deutsche Bank Securities Inc.) (1985-1987) and General
                             Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                             Securities Inc.), (1976-1985).



                                       68

                                                                                                  Number of
                                                                                                 Funds in the
Name, Birth Date and                           Business Experience and                      Fund Complex Overseen
Position with the Fund                  Directorships During the Past 5 Years                    by Director^1
----------------------                  -------------------------------------                    -----------

Louis E. Levy                Director, Household International (banking and finance)                  25
11/16/32                     (1992 to present) and ISI Family of Funds (registered
Director since 2000          investment companies) (1994 to present). Formerly, Chairman of the Quality Control Inquiry Committee, American
                             Institute of Certified Public Accountants (1992-1998);
                             Trustee, Merrill Lynch Funds for Institutions (1991-1993);
                             Adjunct Professor, Columbia University- Graduate School of
                             Business (1991-1992); Director, Kimberly-Clark Corporation
                             (personal consumer products) (retired 2000) and Partner,
                             KPMG Peat Marwick (retired 1990).

Eugene J. McDonald           Executive Vice President, Investment Counsel, Duke                       25
7/14/32                      University (September 2000 to present); Advisory Board
Director since 2000          Member, A.M. Pappas & Associates (life sciences industry)
                             (2000 to present) and Ashford Capital Management (2000 to
                             present); Committee Member, North Carolina Treasurer's
                             Office Investment Advisory Committee (2001 to present);
                             Director, Victory Funds (registered investment companies)
                             (April 1993 to present); Lead Director, National Commerce
                             Bank Corporation (NCBC) (banking) (July 2000 to present);
                             Principal and Chief Investment Officer, Quellos Private
                             Capital Markets, LLC (investments) (September 2001 to
                             present); Director, RedHat, Inc. (software) (July 2000 to
                             present) and Incara Pharmaceuticals (June 2001 to present).
                             Formerly, Chairman, Winston Hedged Equity Group (July
                             2000-August 2001); Executive Vice Chairman and Director,
                             Central Carolina Bank & Trust (banking) (January 1998-July
                             2000); Director, AMBAC Treasurers Trust (registered
                             investment company) (July 1996-August 1997), DP Mann
                             Holdings (insurance) (December 1996-December 1998), ISI
                             Family of Funds (registered investment companies)
                             (1992-1999); President, Duke Management Company
                             (investments) (July 1990-September 2000) and Executive Vice
                             President, Duke University (education, research and health care) (July 1984-September 2000).

Rebecca W. Rimel             President and Chief Executive Officer, The Pew Charitable                25
4/10/51                      Trusts (charitable foundation) (1994 to present). Formerly,
Director since 2000          Executive Director, The Pew Charitable Trusts (1988-1994);
                             Director, ISI Family of Funds (registered investment
                             companies) (1997-1999) and Director and Executive Vice
                             President, The Glenmede Trust Company (investment trust and wealth management (1994 to 2002).



                                       69

                                                                                                  Number of
                                                                                                 Funds in the
Name, Birth Date and                           Business Experience and                      Fund Complex Overseen
Position with the Fund                  Directorships During the Past 5 Years                    by Director^1
----------------------                  -------------------------------------                    -----------

Carl W. Vogt                 Of Counsel, Fulbright & Jaworski, L.L.P (law) (2002 to                   25
4/20/36                      present); Director, Yellow Corporation (trucking) (1996 to
Director since 2000          present), American Science & Engineering (x-ray detection
                             equipment) (1997 to present) and ISI Family of Funds
                             (registered investment companies) (1999 to present).
                             Formerly, Chairman and Member, National Transportation
                             Safety Board (1992-1994); Director, National Railroad
                             Passenger Corporation (Amtrak) (1991-1992); Member,
                             Aviation System Capacity Advisory Committee (Federal
                             Aviation Administration); President (interim) of Williams
                             College (1999-2000) and President, certain funds in the
                             Deutsche Asset Management Family of Funds (formerly, Flag
                             Investors Family of Funds) (registered investment
                             companies) (1999-2000); and Senior Partner, Fulbright &
                             Jaworski L.L.P. (law), retired December 31, 2001.

Robert H. Wadsworth           President, Robert H. Wadsworth Associates, Inc.                         25
1/29/40                      (consulting firm) (1982 to present), President and
Director since 1997          Director, Trust for Investment Managers (registered
                             investment company) (1999 to present); Director, The
                             Germany Fund Inc. (1986 to present), The New Germany Fund,
                             Inc. (1992 to present) and Central European Equity Fund,
                             Inc. (1986 to present). Formerly President, Investment
                             Company Administration, L.L.C. (1992*-July 2001);
                             President, Treasurer and Director, First Fund Distributors,
                             Inc. (1990-January 2002); Vice President, Professionally
                             Managed Portfolios (1999-2002) and Advisors Series Trust
                             (1997-2002)(registered investment companies); and
                             President, Guinness Flight Investment Funds, Inc.
                             (registered investment companies) (1994-1998).

*        This  is  the  inception  date  of  the  corporation,   which  was  the
         predecessor to the LLC.



                                       70

Interested Directors

                                                                                                  Number of
                                                                                                 Funds in the
Name, Birth Date and                           Business Experience and                      Fund Complex Overseen
Position with the Fund                  Directorships During the Past 5 Years                    by Director1
----------------------                  -------------------------------------                    -----------

Richard T. Hale^3            Managing Director, Deutsche Bank Securities Inc. (formerly               52
7/17/45                      Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
Director since 2000          Management Americas (1999 to present); Director and
                             President, Investment Company Capital Corp. (registered
                             investment advisor) (1996 to present); President, DB Hedge
                             Strategies Fund LLC (registered investment company) (June
                             2002 to present); Director, Deutsche Global Funds, Ltd.
                             (2000 to present), CABEI Fund (2000 to present), North
                             American Income Fund (2000 to present) (registered
                             investment company); Vice President, Deutsche Asset
                             Management, Inc. (2000 to present). Chartered Financial
                             Analyst. Formerly, Director, ISI Family of Funds
                             (registered investment companies) (1992-1999).

Truman T. Semans^3           Vice Chairman, Brown Investment Advisory & Trust Company                 25
10/27/26                     (1993 to present); Director and Chairman, Virginia Hot
Director since 2000          Springs, Inc. (property management) (1991 to present) and
                             Director of Upstate (biotechnology) (1994 to present).
                             Formerly, Managing Director and Vice Chairman, Alex. Brown
                             & Sons Incorporated (Deutsche Bank Securities Inc.) (1974--
                             1998); Director, Investment Company Capital Corp.
                             (registered investment advisor) (1996-- 2000) and Director,
                             ISI Family of Funds (registered investment companies) (1997
                             -- 1999).

Officers

                                                                                                  Number of
                                                                                                 Funds in the
Name, Birth Date and                           Business Experience and                      Fund Complex Overseen
Position with the Fund                  Directorships During the Past 5 Years                    by Director^1
----------------------                  -------------------------------------                    -----------

Richard T. Hale              See information provided under Interested Directors.
President since 2000

Amy Olmert                   Director, Deutsche Asset Management (January 1999 to
Secretary since 1999         present); Certified Public Accountant (1989 to present).
5/14/63                      Formerly, Vice President, BT Alex. Brown Incorporated (now
                             Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                             Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                             (1992-1997).



                                       71

                                                                                                  Number of
                                                                                                 Funds in the
Name, Birth Date and                           Business Experience and                      Fund Complex Overseen
Position with the Fund                  Directorships During the Past 5 Years                    by Director^1
----------------------                  -------------------------------------                    -----------

Daniel O. Hirsch             Managing Director, Deutsche Asset Management (2002 to
Assistant Secretary          present) and Director, Global Funds Ltd. (2002 to present).
since 1999                   Formerly, Director, Deutsche Asset Management (1999-2002),
3/27/54                      Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                             Securities Inc.) (1998-1999); Assistant General Counsel,
                             United States Securities and Exchange Commission
                             (1993-1998).

Charles A. Rizzo             Director, Deutsche Asset Management (April 2000 to
Treasurer                    present); Certified Public Accountant and Certified
since 1999                   Management Accountant. Formerly, Vice President and
8/5/57                       Department Head, BT Alex. Brown Incorporated (now Deutsche
                             Bank Securities Inc.) (1998-1999); Senior Manager, Coopers
                             & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                             (1993-1998).

^1 As of March 31, 2002 the total number of Funds in the Deutsche Asset Management Fund Complex (the "Fund Complex") is 89.

^2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

^3 Messrs. Semans and Hale are directors who are "Interested Persons" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is the President and a Director of the Fund's Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates. Mr. Semans is deemed to be an "Interested Person" by virtue of his son's employment with Deutsche Bank Securities Inc.

Director Ownership in the Fund

Independent Directors

                                                                          Aggregate Dollar Range of
                                                                          Ownership as of December 31,
                                      Dollar Range of Beneficial          2001 in all Funds Overseen by
Director                              Ownership in the Fund^1             Director in the Fund Complex^2
--------                              ---------------------               ----------------------------

Richard R. Burt                             $10,001-$50,000                        Over $100,000
Joseph R. Hardiman                          $10,001-$50,000                        Over $100,000
Louis E. Levy                               $10,001-$50,000                        Over $100,000
Eugene J. McDonald                          Over $100,000                          Over $100,000
Rebecca W. Rimel                            $50,001-$100,000                       Over $100,000
Carl W. Vogt                                None                                   Over $100,000
Robert H. Wadsworth                         $10,001-$50,000                        Over $100,000



                                       72

Interested Directors

                                                                          Aggregate Dollar Range of
                                                                          Ownership as of December 31,
                                      Dollar Range of Beneficial          2001 in all Funds Overseen by
Director                              Ownership in the Fund^1             Director in the Fund Complex^2
--------                              ---------------------               ----------------------------

Richard T. Hale                       $50,001-$100,000                    Over $100,000
Truman T. Semans                      $1-$10,000                          Over $100,000

1 Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

2        The   dollar   ranges   are:   None,    $1-$10,000,    $10,001-$50,000,
         $50,001-$100,000,  over  $100,000.  As of December 31,  2001,  the Fund
         Complex consisted of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, and Growth Opportunity Fund.

Ownership in Securities of the Advisors and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

                                                                                 Value of           Percent of
                              Owner and                                       Securities on         Class on an
                            Relationship                        Title of      an Aggregate           Aggregate
Director                     to Director        Company           Class           Basis                Basis
--------                     -----------        -------           -----           -----                -----

Richard R. Burt                                   None
Joseph R. Hardiman                                None
Louis E. Levy                                     None
Eugene J. McDonald                                None
Rebecca W. Rimel                                  None
Carl W. Vogt                                      None
Robert H. Wadsworth                               None

Information Concerning Committees and Meetings of Directors

The Board of Directors of the Fund met six times during the fiscal year ended August 31, 2001 and each director attended at least 80% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.

Messrs. McDonald, Burt, Levy, Hale, Semans and Wadsworth comprise the Pricing Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the Directors. The Pricing Committee met twice during the fiscal year ended August 31, 2001.

The Fund has an Audit Committee consisting of Messrs. Levy, Burt, Hardiman, McDonald, Vogt, Wadsworth and Ms. Rimel. All of the members of the Audit Committee are "independent" as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended August 31, 2001, the Audit Committee met four times. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

The Nominating Committee, which meets when necessary, consists of Messrs. McDonald, Burt, Hardiman, Levy, Vogt, Wadsworth, and Ms. Rimel. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. During the fiscal year ended August 31, 2001, the Nominating Committee met once.

The Compensation Committee, which meets when necessary, consists of Messrs. Hardiman, Burt, Levy, McDonald, Vogt, Wadsworth and Ms. Rimel. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended August 31, 2001, the Compensation Committee met four times.

The Executive Committee, which meets periodically, consists of Messrs. McDonald, Burt, Hardiman, Levy, Vogt, Wadsworth and Ms. Rimel. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During the fiscal year ended August 31, 2001, the Executive Committee met four times.

Directors and Officers of the Fund are also directors and Officers of some or all of the other investment companies managed, advised, or administered by ICCC or its affiliates. These funds are part of the Fund Complex, which includes all the funds that formerly were part of the Flag Investors Fund Complex as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 19 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as President of each fund in the Fund Complex, as well as Director or Trustee of 52 funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Vogt and Wadsworth serve as Directors of 25 funds in the Fund Complex. Mr. Hardiman serves as a Director of 23 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each fund in the Fund Complex. Ms. Olmert serves as Secretary of 25 funds and Mr. Hirsch serves as Assistant Secretary of 25 funds in the Fund Complex.

Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, DBSI in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are Officers or Directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

The following table shows aggregate compensation payable to each of the Directors by the Corporation, Portfolios Trust and the Fund Complex, respectively, and pension or retirement benefits accrued as part of the Corporation's expenses in the fiscal year ended August 31, 2001. As of March 28, 2000, the Corporation and Portfolios Trust joined the Fund Complex, as described below.

                               COMPENSATION TABLE

                                  Aggregate Compensation                            Total Compensation Payable From
Name,                                Payable From the      Pension or Retirement      the Corporation, Portfolios
Position with Corporation and        Corporation and        Benefits Accrued as                Trust and
Portfolios Trust                     Portfolios Trust      Part of Fund Expenses           the Fund Complex
----------------                     ----------------      ---------------------           ----------------

Richard R. Burt^1                           $756.56^3                2                        $49,500.00
Director/Trustee

Joseph R. Hardiman                          $760.81^3                2                        $49,500.00
Director/Trustee

Louis E. Levy                               $916.81^3                2                        $59,500.00
Director/Trustee

Eugene J. McDonald                          $916.81^3                2                        $59,500.00
Director/Trustee

Rebecca W. Rimel                            $756.56^3                2                        $49,500.00
Director/Trustee

Truman T. Semans*                             $0                     $0                           $0
Director/Trustee

Richard T. Hale*                              $0                     $0                           $0
Director/Trustee/President
(since December 19, 2000)

Carl W. Vogt^4                              $375.88^3                2                        $49,500.00
Director/Trustee

Robert H. Wadsworth^1                       $756.56^3                2                        $49,500.00
Director/Trustee

* Messrs. Hale and Semans are directors who are `interested persons' as defined in the 1940 Act.

^1 Messrs. Burt and Wadsworth were trustees of the original Deutsche Funds and subsequently became directors of Flag Investors Funds, Inc. (now Deutsche Investors Funds, Inc.)

^2 Certain funds in the Fund Complex have adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Funds for the fiscal year ended August 31, 2001 was $0.

^3 Of the amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Vogt and Wadsworth $0 was deferred pursuant a deferred compensation plan.

^4 Formerly, President of the Funds. Mr. Vogt was elected as Director for the Funds on December 19, 2000.

Certain funds in the Fund Complex adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's administrator or its respective affiliates (the "Retirement Plan"). The Retirement Plan is unfounded and unvested. On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan effective January 1, 2001 as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 or 10 years of service based on a 10% per year service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

Under the Retirement Plan in effect until December 31, 2000, the Fund has one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.

Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

             SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the Fund or class shall have equal rights with each other share of the Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund or Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of its Fund if the proposal is one that, if made with respect to the Fund, would not require the vote of shareholders of the Fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the Fund and, at the meeting of investors in its Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As of the date hereof, there are no shareholders of record of Class S Shares of the Fund.

Shareholders owning 25% or more of outstanding Shares may be in control of the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolios Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

In addition to selling beneficial interests to its corresponding Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the corresponding Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolios Trust provides that the Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the Fund in the Portfolio.

                              FINANCIAL INFORMATION

The Financial Statements, including notes thereto for the Fund for the annual and semi-annual periods ended August 31, 2001 and February 28, 2002, respectively, are incorporated herein by reference to the Annual Reports and Semi-Annual Reports to Shareholders of Japanese Equity Fund (formerly, Flag Investors Japanese Equity Fund), a series of Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc. and prior to that Deutsche Funds, Inc.) filed with the SEC, dated August 31, 2001 and February 28, 2002, respectively.

                                   APPENDIX A

Member States of the European Union

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, United Kingdom

Exchanges in European countries which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Slovakia
Bratislavia

Switzerland
Basel, Geneva, Zurich

Exchanges in Non-European countries

Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janiero

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

Hong Kong
Hong Kong Stock Exchange

India
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago, Cincinnati, New York Stock Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles Pacific Stock Exchange

Regulated Markets in countries which are not members of the European Union and not contracting states of the treaty on the European Economic Area

Switzerland
Free Trading Zurich, Free Trading Geneva, Exchange Bern Over the Counter Market of the members of the International Securities Market Association (ISMA), Zurich

NASDAQ-System
Over-the-Counter Market (organized markets by the National Association of Securities Dealers, Inc.)

                                   APPENDIX B

STANDARD & POOR'S

Long-Term Debt Rating Definitions

AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.



AA -- A very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A -- A strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Although normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Less near-term vulnerability to default than other speculative issues. However, faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B -- A greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC -- A currently identifiable vulnerability to default, and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, not likely to have the capacity to pay interest and repay principal. Also used for debt subordinated to senior debt that is assigned an actual or implied B or B rating.

CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- Typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. May be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- Indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Short-Term Municipal Obligation Ratings

A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature. The first rating (long-term rating) addresses the likelihood of repayment of principal and interest when due, and the second rating (short-term rating) describes the demand characteristics. Several examples are AAA/A-1+, AA/A-1+, A/A-1. (The definitions for the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions

Aaa -- Judged to be of the best quality. The smallest degree of investment risk and generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high-grade bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  --  Possess  many   favorable   investment   attributes   and  considered  as
upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- The lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper Ratings

P-1 -- A superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- A strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody's Investor Service (Moody's) short-term ratings are designated Moody's Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 -- Denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG2 -- Denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) and Tender Option Bonds (TOBS) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

FITCH, INC.

Long-Term Debt Rating Definitions

AAA -- Investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1 -- (Highest Grade) Regarded as having the strongest degree of assurance for timely payment.

FITCH-2 -- (Very Good Grade) Assurance of timely payment only slightly less in degree than the strongest issues.

Long-Term Debt Ratings

NR -- Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) -- The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2) -- The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3) -- The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody's.

Other Considerations

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                                    ADDRESSES

Japanese Equity Fund
One South Street
Baltimore, Maryland 21202


Investment Advisor
Investment Company Capital Corp.
One South Street
Baltimore, MD  21202


Sub-Advisor
DWS International Portfolio Management GmbH
Grueneburgwerg 113-115
Frankfurt Germany  60323


Distributor
Scudder Distributors, Inc.
Two International Place
Boston, MA  02110


Administrator, Transfer Agent and Dividend Disbursing Agent
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202


Custodian
Investors Bank & Trust Co.
200 Clarendon Street
Boston, Massachusetts 02116


Independent Accountants
PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, Maryland 21201


Legal Counsel
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103